SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2005

PEREGRINE SYSTEMS, INC.

(Exact name of the registrant as specified in its charter)

Delaware	000-22209	95-3773312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3611 VALLEY CENTRE DRIVE, SAN DIEGO, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 481-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.  Entry Into a Material Definitive Agreement

On February 2, 2005, Peregrine Systems, Inc. (the “Company”) and Kenneth Saunders, the Company’s chief financial officer and executive vice president, agreed to a modification of a process improvement bonus provided for in Mr. Saunders’ employment agreement dated July 20, 2004, as amended on October 1, 2004.  The employment agreement provided that Mr. Saunders was entitled to a process improvement bonus of $150,000 in the event the finance department of the Company is successful in concluding a “soft” close for the month ending November 2004 and a “hard” close for the quarter ending December 31, 2004, and the Company files its Quarterly Report on Form 10-Q for the quarter ending December 31, 2004 on a timely basis, or, if such filing is not timely made, the financial statements and management’s discussion and analysis of financial condition and results of operations for that quarterly period were completed in time to permit a timely filing.

Subsequent to Mr. Saunders’ hiring, and entering into the employment agreement, Mr. Saunders assumed responsibility for the completion of the Company’s consolidated financial statements for the fiscal year ended March 31, 2004.

In light of the assumption by Mr. Saunders of the additional responsibilities related to the fiscal year ended March 31, 2004, the Company modified the conditions under which the process improvement bonus is payable.  As modified, Mr. Saunders is entitled to the following bonuses:

(i) $75,000 payable immediately in recognition of Mr. Saunder’s efforts related to the completion of the consolidated financial statements for the fiscal year ended March 31, 2004 and the filing with the SEC of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004;

(ii) $25,000 if the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 is filed with the SEC by February 15, 2005, or, if such filing is not made by such date, the financial statements and management’s discussion and analysis of financial condition and results of operations (“MD&A”) for that quarterly period are completed in time to permit a filing by such date;

(iii) $25,000 if the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 is filed with the SEC by March 31, 2005, or, if such filing is not made by such date, the financial statements and MD&A for that quarterly period are completed in time to permit a filing by such date; and

(iv) $25,000 if the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2004 is filed with the SEC by May 15, 2005, or, if such filing is not made by such date, the financial statements and MD&A for that quarterly period are completed in time to permit a filing by such date.

If bonuses are earned with respect the filing of the Quarterly Reports on Form 10-Q for the quarters ended June 30, 2004, September 30, 2004 or December 31, 2004, the bonuses will be payable to Mr. Saunders within 30 days of the date the applicable Quarterly Report on Form 10-Q is filed with the SEC.

For a complete description of Mr. Saunder’s employment agreement, please refer to the Company’s Current Report on Form 8-K filed on November 5, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2005	PEREGRINE SYSTEMS, INC.

	By:	/s/ Kevin Courtois
Kevin Courtois
Senior Vice President, General Counsel
and Secretary